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                                               [AQUIS COMMUNICATIONS GROUP LOGO]


                        AQUIS COMMUNICATIONS GROUP, INC.

                             STOCK OPTION AGREEMENT

                            (INCENTIVE STOCK OPTION)



         THIS AGREEMENT, made as of this 15TH day of January, 2001 by AQUIS COMMUNICATIONS GROUP, INC., a Delaware corporation (hereinafter called the "Company"), with Keith J. Powe11 (hereinafter called the "Holder"):

         The Company has adopted an Amended and Restated 1994 Incentive Stock Option Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

         The Holder is an employee of the Company or one of its subsidiaries.

         The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

         NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of 200,000 shares of Common Stock of the Company, par value $.01 per share, at a price per share of $0.125 which price is not less than the fair market value of a share of Common Stock on the date hereof (or 110% of the fair market value of a share of Common Stock if the Holder is a 10% Holder (as defined in the Plan), and upon the following terms and conditions:

         1. The Option shall continue in force through Jan 14, 2011 (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as to 33.3% of the number of shares originally covered thereby upon the first anniversary of the date of grant of the Option, and as to 33.3% of the number of shares originally covered thereby upon the second anniversary of the date of grant of the Option, and on the third anniversary, the Option shall become fully exercisable. Such installments shall be cumulative, subject to the following:

                  a. Except as provided herein below, the Option may not be exercised unless the Holder is then an employee (including officers and directors who are employees) of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

                  b. This Option is designated as an incentive stock option ("ISO") pursuant to the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.


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         2.       In the event that employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

         3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22 (e) (3) of the Internal Revenue Code of 1986, as amended (the "Code"), while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration date.

         4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

                  b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.



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         5.       Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

         6. This Option shall, during the Holder's lifetime, be exercisable only by him, and neither this Option nor any right hereunder shall be transferable by him, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

         7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

         8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, 1719A Route 10, Suite 300, Parsippany, New Jersey 07054, and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

         9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.


                                         AQUIS COMMUNICATIONS GROUP, INC.


                                         By: /s/ John B. Frieling
                                             -----------------------------
                                             Name:  John B. Frieling
                                             Title: Chief Executive Officer

ACCEPTED AND AGREED



----------------------------
Name: Keith J. Powell


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                           FORM OF NOTICE OF EXERCISE
                           --------------------------

 To:       AQUIS COMMUNICATIONS GROUP, INC.
           1719A Route 10, Suite 300
           Parsippany, NJ 07054

The undersigned hereby exercises his/her option to purchase              shares
of Common Stock of Aquis Communications Group, Inc. (the "Company") as provided
in the Stock Option Agreement dated as of              at $        per share, a
total of $       , and makes payment therefor as follows:

         (a)      To the extent of $     of the purchase price, the undersigned
                  hereby surrenders to the Company certificates for shares of
                  its Common Stock, which, valued at $      per share, the fair
                  market value thereof, equals such portion of the purchase price.

         (b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable
                  to the order of the Company for $             .

A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

The undersigned hereby represents and warrants that it is his/her present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his/her own account for investment, and not with a view to the distribution of any thereof, and agrees that he/she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

 Signature:
 Dated:


                                        Signature:
                                                 -------------------------------

                                        Address:
                                                 -------------------------------

                                                 -------------------------------




Dated:
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                                               [AQUIS COMMUNICATIONS GROUP LOGO]


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